GUARANTY




         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce ABN AMRO Bank, N.V. through any of its offices, subsidiaries or affiliates (hereinafter called the "Bank") to make, grant, renew, extend or continue to grant allocations, loans, advances, overdraft facilities, letters of credit or other banking or credit facilities ("Credit Arrangements") from time to time as provided in the Credit Agreement dated as of December 20, 2002 among the Bank, The Pittston Company, BAX Global, Inc. ("BAX") and Brink's Incorporated (Brink's) (the "Credit Agreement") to BAX and its Covered Subsidiaries (as defined in the Credit Agreement) and to Brink's and its Covered Subsidiaries (as defined in the Credit Agreement) (each a "Borrower") and in recognition of such Credit Arrangements entered into or hereafter to be entered into between any Borrower and the Bank, provided such Credit Arrangements are pursuant to or contemplated by the Credit Agreement, The Pittston Company, a corporation organized under the laws of the Commonwealth of Virginia (the "Guarantor"), hereby, for itself, its successors and assigns, absolutely and unconditionally guarantees to the Bank that all obligations now or at any time hereafter owing by any Borrower to the Bank in respect of all such Credit Arrangements will be promptly paid in full when due, whether at maturity or by acceleration, in accordance with their respective terms, together with any and all expenses and costs (including reasonable attorneys' fees) which may be paid or incurred by or on behalf of the Bank in collecting or enforcing such indebtedness or enforcing any rights hereunder or for the preservation and protection of or in realizing upon any security therefor (the "Guaranteed Obligations"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Promptly upon notice by the Bank to the Guarantor that a Guaranteed Obligation due to the Bank from any Borrower has not been paid and without the necessity of any demand whatsoever upon any such Borrower, the Guarantor will pay such amount to the Bank at the Bank's office listed above or at any other address specified in writing or by telefax by the Bank, without the necessity of any suit, proceeding or formality of any kind whatsoever on the Bank's part against the Borrower, the Guarantor or any other person or against any security for the Guaranteed Obligations of any such Borrower, the Guarantor or any other person to the Bank. The Guarantor agrees to accept as prima facie evidence of the amount payable by the Guarantor the balance appearing due to the Bank from any Borrower according to the Bank's books and records except in such jurisdictions where further proofs are required as a matter of law.

         No payments by the Guarantor hereunder shall entitle the Guarantor, by subrogation to the rights of the Bank or otherwise, to any payment by any Borrower or out of the assets or revenues of any such Borrower, except after full payment of all Guaranteed Obligations which may be or become payable by such Borrower to the Bank.

         Any payment made hereunder or received by the Bank with respect to the Guaranteed Obligations of any Borrower may be applied by the Bank to the payment or reduction, in whole or in part, to the extent same may suffice, in such order as the Bank may elect at its sole option and discretion, of any of the Guaranteed Obligations of such Borrower to the Bank, whether or not then due, whether absolute or contingent, and (in the case of payments received from persons other than the Guarantor), whether or not guaranteed hereby. The Guaranty of the Guarantor for the Guaranteed Obligations of BAX and its Covered Subsidiaries shall be joint and several with BAX and for the Guaranteed Obligations of Brink's and its Covered Subsidiaries shall be joint and several with Brink's. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         If any payment is recovered from, or repaid by, the Bank in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against any Borrower or the Guarantor, this Guarantee shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never been originally made on such Guaranteed Obligation.

         The Guarantor consents that without notice to it the maturity of any Guaranteed Obligation of any Borrower may be extended or renewed or the terms thereof waived, increased, or varied, or any security therefor including but not limited to guarantees, sureties or collateral of whatever nature and description whether of any Borrower or the Guarantor, may be released, exchanged or otherwise dealt with, all as the Bank may determine. The granting of credit from time to time by the Bank to any Borrower pursuant to, and as contemplated by, the Credit Agreement and the incurrence of Guaranteed Obligations to the Bank by any Borrower without notice to the Guarantor are hereby authorized and shall in no way affect or impair this Guaranty. The Guarantor agrees that, at any time and from time to time, in accordance with and as contemplated by the Credit Agreement, the Bank, at its discretion, may increase credit extended to any Borrower or may make new loans to any Borrower, regardless of whether the original Guaranteed Obligation hereunder has been paid, and the Guarantor agrees that this Guaranty shall remain in full force as to any such future increases or new Guaranteed Obligations, even though the Guaranteed Obligations of any or all Borrowers to the Bank may, from time to time, be reduced to zero. This Guaranty shall not be affected by any law (including, without limitation, statutes of limitation), regulation or order of any governmental or administrative body, purporting to amend or affect any Guaranteed Obligation of the Borrower or the terms of payment thereof, including any "Country Risk Event" or "New Money Event," and shall be absolute and unconditional irrespective of the actual or alleged invalidity of any such Guaranteed Obligation and of any circumstance which might otherwise constitute a discharge of a surety or guarantor including but not limited to extension, modification or renewal and shall not be discharged except by payment. "Country Risk Event" shall mean (a) the adoption of any law, rule or regulation or the action or failure of action by any authority (de facto or de jure) in any Borrower's country which (i) changes the Guaranteed Obligations of such Borrower to the Bank, (ii) changes the ownership or control by any Borrower of its business or assets, or (iii) prevents or restricts the conversion into or transfer of the agreed currency; or (b) the occurrence of any force majeure or similar event which, directly or indirectly prevents or restricts the payment or transfer in the agreed currency of amounts owing into an account designated by the Bank or the free availability of such payments to the Bank. "New Money Credit Event" shall mean the adoption of any law, rule or regulation or the action or requirement of any authority (de facto or de jure) in any Borrower's country pursuant to which the Bank must increase its credit extension to such Borrower.

         The Guarantor hereby waives notice of acceptance of this Guaranty, notice of the granting of any credit, and diligence, presentment, protest, notice of protest or dishonor of any evidences of indebtedness hereby guaranteed and notice of any other nature whatsoever.

         This is a guaranty of payment and not of collection and shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of law).

         The Guarantor agrees that all payments to be made by it hereunder shall be made at the places and in the currencies as agreed by the Borrower at the time credit was extended (or, in case payment in any such currency is prohibited by applicable law or regulation, then in U.S. dollars, the amount of which shall be calculated at the Bank's spot buying rate (in U.S. dollars) for such currency).

         No delay by the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right, nor shall the Bank be liable for exercising or failing to exercise any such power or right, nor shall any action by the Bank omitted hereunder in any way impair or affect this Guaranty.

         All notices and other communications under this Guarantee shall be deemed to have been given when deposited in the mail, first class postage prepaid, or transmitted by telefax with a confirmation of successful transmission addressed to the party to which such notice is directed at its address set forth in the Credit Agreement.

         This Guaranty may be executed by one or more of the parties to this Guaranty in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE IN PERSONAM JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY AN OTHER MEANS PERMITTED

BY NEW YORK LAW OR BY REGISTERED OR CERTIFIED MAIL TO ITS ADDRESS FOR NOTICES PURSUANT TO THE CREDIT AGREEMENT.

         EACH OF THE GUARANTOR AND THE BANK WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER
PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE GUARANTOR AND THE BANK AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS PARAGRAPH AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HEREOF.








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


         IN WITNESS WHEREOF, we have executed this Guaranty and caused our seal to be affixed hereto as of this 26th day of December, 2002.


                                                     THE PITTSTON COMPANY


                                       By:      /s/ James B. Hartough
                                             ----------------------------------
                                    Title:   Vice President - Corporate Finance
                                             and Treasurer
Accepted and Agreed:
ABN AMRO BANK, N.V.


By:      /s/ Helen Clarke-Hepp
         -----------------------------------
Name:    Helen Clarke-Hepp
Title:   Vice President







By:      /s/ James S. Kreitler
         -----------------------------------
Name:    James S. Kreitler
Title:   Senior Vice President